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                                                                    EXHIBIT 10.1

                 FIRST AMENDMENT, CONSENT AND JOINDER AGREEMENT

     THIS FIRST AMENDMENT, CONSENT AND JOINDER AGREEMENT (this "Agreement"), is made and entered into the 10th day of August, 2005, with an effective date set forth in Section 8 hereof, by and among COTT CORPORATION, a corporation organized under the laws of Canada (the "Canadian Borrower"), COTT BEVERAGES INC., a corporation organized under the laws of Georgia (the "U.S. Borrower"), COTT BEVERAGES LIMITED, a corporation incorporated under the laws of England and Wales (the "Original U.K. Borrower"), MACAW (SOFT DRINKS) LIMITED, a corporation incorporated under the laws of England and Wales (the "New U.K. Borrower" and, together with the Canadian Borrower, the U.S. Borrower and the Original U.K. Borrower, the "Multicurrency Borrowers" and each a "Multicurrency Borrower"), and COTT EMBOTELLADORES de MEXICO, S.A. de C.V., a company organized under the laws of Mexico (the "Mexican Borrower" and, together with the Multicurrency Borrowers, the "Borrowers" and each a "Borrower"), certain Subsidiaries of the Canadian Borrower party hereto (the "Guarantors"), the Lenders party to the Financing Agreements referred to below, as Lenders, and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent and Security Trustee for the Lenders (the "Administrative Agent").

                              Statement of Purpose

     The Revolving Lenders agreed to extend certain credit facilities to the Multicurrency Borrowers pursuant to the Credit Agreement dated as of March 31, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among the Borrowers, the Lenders and the Administrative Agent.

     The Mexican Facility Lenders agreed to extend certain credit facilities to the Mexican Borrower pursuant to the Mexican Loan Agreement dated as of March 31, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Mexican Loan Agreement" and, together with the Credit Agreement, the "Financing Agreements") by and among the Mexican Borrower, the Canadian Borrower, the Mexican Facility Lenders party thereto, the Administrative Agent, and HSBC Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero HSBC, as Mexican Agent.

     The Borrowers have requested that the Lenders consent to the following:

     (a) the acquisition of Macaw (Holdings) Limited, a corporation incorporated under the laws of England and Wales ("Macaw Holdings"), and its Subsidiaries, including, without limitation, the New U.K. Borrower, by the Original U.K. Borrower through the acquisition of all of the equity interests in Macaw Holdings for a purchase price not to exceed $165,000,000 in the aggregate (the "Macaw Acquisition"); and

     (b) the joinder of the New U.K. Borrower as an additional U.K. Borrower (and thus as a Multicurrency Borrower and a Borrower) under the Credit Agreement (the "New U.K. Borrower Joinder").
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     In connection with the Macaw Acquisition and the New U.K. Borrower Joinder and pursuant to Section 2.9 of the Credit Agreement, the Borrowers have requested that certain of the Revolving Lenders, including each New Lender (as defined below) (each, an "Increase Lender"), agree to an increase in the Revolving Commitment in an aggregate amount equal to $125,000,000 (the "Revolving Commitment Increase" and, together with the Macaw Acquisition, the New U.K. Borrower Joinder and the payment of all fees and expenses in connection therewith, the "Transactions").

     The Borrowers also desire to amend or modify certain provisions of the Financing Agreements in certain respects on the terms and conditions set forth below.

     Subject to and in accordance with the terms and conditions set forth herein, the Lenders party hereto are willing (a) to consent to the Transactions and (b) to agree to the amendments described in this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized Terms. All capitalized undefined terms used in this Agreement (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

     2. Consents.

     (a) Macaw Acquisition.

          (i) Pursuant to Section 14.2 of each of the Financing Agreements and effective as of the Effective Date (as defined below), the Lenders consent to the Macaw Acquisition.

          (ii) Notwithstanding the terms of the Financing Agreements, the Administrative Agent, the Lenders and the Borrowers agree that, notwithstanding the $100,000,000 basket for cash consideration set forth in clause (g)(i) of the definition of "Permitted Acquisition" in the Credit Agreement, the Macaw Acquisition shall be a "Permitted Acquisition" and accordingly shall be deemed to be permitted by Section 11.3 of the Credit Agreement; provided that the consideration to be paid in connection with the Macaw Acquisition shall not be deemed to be utilization of the $150,000,000 basket set forth in clause (g)(ii) of the definition of "Permitted Acquisition" in the Credit Agreement.

     (b) New U.K. Borrower Joinder. Pursuant to Section 14.2 of the Credit Agreement and effective as of the Effective Date (as defined below), the Lenders consent to the New U.K. Borrower Joinder. In connection with the New U.K. Borrower Joinder, the Revolving Lenders and the Borrowers agree that the New U.K. Borrower may request Revolving Extensions of Credit and the Revolving Lenders will make such Revolving Extensions of Credit to the New U.K. Borrower in the same Permitted Currencies and upon the same terms and conditions as the Revolving Lenders make such Revolving Extensions of Credit to the Original U.K. Borrower.


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     (c) Revolving Commitment Increase. Pursuant to Section 14.2 of the Credit
Agreement and effective as of the Effective Date (as defined below), the Lenders (including each Increase Lender) hereby consent to the Revolving Commitment Increase in an aggregate principal amount equal to $125,000,000 notwithstanding the requirement of Section 2.9(c) of the Credit Agreement that each increase in the Revolving Commitment be in whole multiples of $20,000,000 in excess of $20,000,000. After giving effect to the Revolving Commitment Increase, the resulting Revolving Commitment as of the Effective Date (as defined below) shall be $220,000,000. Additionally, after giving effect to the Revolving Commitment Increase and the amendments set forth in Section 3 below, the Canadian Borrower, on behalf of itself and the other Multicurrency Borrowers, shall have the right to request additional increases to the Revolving Commitment pursuant to Section
2.9 of the Credit Agreement in an aggregate principal amount not to exceed $125,000,000.

     3. Amendments to Credit Agreement. The Credit Agreement is hereby modified as follows:

     (a) Amendment to Existing Definitions. The definitions of the following defined terms, which are set forth in Section 1.1 of the Credit Agreement, are hereby amended in their entirety as follows:

          "Maximum Facility Amount" shall equal $350,000,000.

          "Revolving Commitment" means the aggregate amount of the Revolving Lenders' Commitments under this Agreement, as such amount may be increased, reduced or otherwise modified at any time or from time to time pursuant to the terms hereof. On the First Amendment Effective Date, the Revolving Commitment shall be Two Hundred Twenty Million Dollars ($220,000,000).

          "U.K. Borrower" means, based on the context in which such term is used, (A) the Original U.K. Borrower and the New U.K. Borrower, (B) the Original U.K. Borrower or the New U.K. Borrower or (C) the Original U.K. Borrower or the New U.K. Borrower (as applicable).

     (b) Amendment to Add New Definitions. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

          "First Amendment Effective Date" means the effective date of the First Amendment, Consent and Joinder Agreement to Credit Agreement dated as of August 10, 2005 by and among the Credit Parties, the Lenders party thereto and the Administrative Agent.

          "New U.K. Borrower" means Macaw (Soft Drinks) Limited, a corporation incorporated under the laws of England and Wales.

          "Original U.K. Borrower" means Cott Beverages Limited, a corporation incorporated under the laws of England and Wales.

     4. Acknowledgments Regarding Revolving Commitment.


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          (a) (i) It is agreed and acknowledged that (A) immediately prior to the effectiveness of this Agreement that the Revolving Commitment was equal to $95,000,000 and (B) upon the effectiveness of this Agreement, the Revolving Commitment shall equal $220,000,000.

          (ii) It is agreed and acknowledged that the Canadian Swingline Commitment, the U.S. Swingline Commitment, the U.K. Swingline Commitment, the L/C Commitment and the Mexican Facility Commitment shall remain unchanged.

     (b) The Borrowers and the Revolving Lenders hereby agree and acknowledge that the Administrative Agent shall make any adjustments to the Register as are necessary to reflect (i) the Revolving Commitment of all of the Revolving Lenders and (ii) the Commitment of each Revolving Lender (in each case after giving effect to the Revolving Commitment Increase).

     (c) The Administrative Agent, the Revolving Lenders and the Borrowers hereby agree and acknowledge that upon the Effective Date:

          (i) each outstanding Revolving Loan under the Credit Agreement shall be repaid in full and all accrued but unpaid interest due on each such Revolving Loan shall be paid in full (including, without limitation, all principal and interest owed to each Revolving Lender under the Credit Agreement);

          (ii) all accrued but unpaid fees and other amounts required to be paid by the Borrowers under the Credit Agreement shall be paid in full (including, without limitation, all fees and other amounts owed to each Revolving Lender under the Credit Agreement); and

          (iii) each Revolving Loan requested by the Borrowers to be made on or after the Effective Date under the Credit Agreement (including, without limitation, any Revolving Loans funded by the Revolving Lenders on the Effective Date in order to repay the Revolving Lenders as provided in subsections (c)(i) and (c)(ii) above) shall be allocated among each Revolving Lender under the Credit Agreement according to the Revolving Commitment Percentage of each such Revolving Lender under the Credit Agreement as set forth in the Register (as updated in accordance with subsection (b) above) and each such Revolving Loan under the Credit Agreement shall be made in accordance with the terms and provisions of the Credit Agreement.

     5. Joinder Agreement.

     (a) Designation of Macaw Holdings and the New U.K. Borrower as Restricted Subsidiaries. Pursuant to Section 9.11 of the Credit Agreement, the Canadian Borrower hereby designates each of Macaw Holdings and the New U.K. Borrower as a Restricted Subsidiary. Each of Macaw Holdings and the New U.K. Borrower hereby agrees that it is a Restricted Subsidiary under the Credit Agreement as if it were a Restricted Subsidiary on the Closing Date, and that it shall comply with and be subject to and have the benefit of, and hereby assumes and agrees to be bound by, all of the terms, conditions, covenants, agreements and obligations applicable to the Restricted Subsidiaries set forth in the Credit Agreement and other Loan Documents. Macaw Holdings and the New U.K. Borrower hereby agree that each reference to a


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"Restricted Subsidiary" or the "Restricted Subsidiaries" in the Credit Agreement
and other Loan Documents shall include Macaw Holdings and the New U.K. Borrower.

     (b) Credit Agreement and Guaranty Agreement Supplements.

          (i) Joinder of the New U.K. Borrower as Multicurrency Borrower and to the Multicurrency Borrower Guaranty Agreement.

               (A) The New U.K. Borrower hereby agrees that (1) it is a U.K. Borrower under the Credit Agreement as if it were a U.K. Borrower on the Closing Date, (2) it is a Multicurrency Borrower under the Credit Agreement as if it were a Multicurrency Borrower on the Closing Date and (3) it is a Borrower under the Credit Agreement as if it were a Borrower on the Closing Date, and, unless otherwise specifically provided therein, the New U.K. Borrower shall comply with and be subject to and have the benefit of, and hereby assumes and agrees to be bound by, all of the terms, conditions, covenants, agreements and obligations applicable to U.K. Borrowers, Multicurrency Borrowers and Borrowers set forth in the Credit Agreement and the other Loan Documents. The New U.K. Borrower hereby agrees that, unless otherwise provided in the Credit Agreement, each reference to a "U.K. Borrower," a "Multicurrency Borrower," a "Borrower", the "Multicurrency Borrowers," or the "Borrowers" in the Credit Agreement and the other Loan Documents shall include the New U.K. Borrower, and each reference to the "Credit Agreement" or this "Agreement" as used in the Credit Agreement and each reference to the "Credit Agreement" as used in the other Loan Documents shall mean the Credit Agreement as modified hereby.

               (B) The New U.K. Borrower hereby agrees that it is a Multicurrency Borrower Guarantor under the Multicurrency Borrower Guaranty Agreement as if a signatory thereto on the Closing Date, and the New U.K. Borrower shall comply with and be subject to and have the benefit of, and hereby assumes and agrees to be bound by, all of the terms, conditions, covenants, agreements and obligations set forth therein. The New U.K. Borrower hereby agrees that, unless otherwise provided in the Credit Agreement, the Multicurrency Borrower Guaranty Agreement or the other Loan Documents, each reference to a "Multicurrency Borrower Guarantor," a "Guarantor," the "Multicurrency Borrower Guarantors" or the "Guarantors" in the Credit Agreement, the Multicurrency Borrower Guaranty Agreement and the other Loan Documents shall include the New U.K. Borrower, and each reference to the "Multicurrency Borrower Guaranty Agreement" or this "Guaranty" as used in the Multicurrency Borrower Guaranty Agreement and each reference to "Multicurrency Borrower Guaranty Agreement" as used in the other Loan Documents shall mean the Multicurrency Borrower Guaranty Agreement as modified hereby.

               (C) The New U.K. Borrower acknowledges that it has received a copy of the Credit Agreement and the Multicurrency Borrower Guaranty Agreement and that it has read and understands the terms thereof.

          (ii) Joinder of Macaw Holdings as a Subsidiary Guarantor.


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
               (A) Pursuant to Section 9.11 of the Credit Agreement, Macaw Holdings hereby agrees that it is a Subsidiary Guarantor under the Master Subsidiary Guaranty Agreement as if a signatory thereto on the Closing Date, and Macaw Holdings shall comply with and be subject to and have the benefit of, and hereby assumes and agrees to be bound by, all of the terms, conditions, covenants, agreements and obligations set forth therein. Macaw Holdings hereby agrees that each reference to a "Subsidiary Guarantor," a "Guarantor," the "Subsidiary Guarantors" or the "Guarantors" in the Credit Agreement, the Master Subsidiary Guaranty Agreement and the other Loan Documents shall include Macaw Holdings, and each reference to the "Master Subsidiary Guaranty Agreement" or this "Guaranty" as used in the Master Subsidiary Guaranty Agreement and each reference to the "Master Subsidiary Guaranty Agreement" as used in the other Loan Documents shall mean the Master Subsidiary Guaranty Agreement as modified hereby.

               (B) Macaw Holdings acknowledges that it has received a copy of the Credit Agreement and the Master Subsidiary Guaranty Agreement and that it has read and understands the terms thereof.

     6. New Lender Accession Agreement.

          [Intentionally Omitted]

     7. Updated Schedules to the Credit Agreement. Attached hereto as Annex A are updated Schedules 7.1(a) and 7.1(b) to the Credit Agreement setting forth all information required to be provided therein (which information shall be provided as of the Effective Date).

     8. Effectiveness. This Agreement shall become effective on the date that the Administrative Agent shall have received each of the following (the "Effective Date"):

     (a) Executed Documents.

          (i) a duly executed counterpart of this Agreement from the Administrative Agent, each of the Credit Parties (including Macaw Holdings and the New U.K. Borrower), the U.K. Swingline Lender, each of the Increase Lenders, the Required Lenders and the Required Mexican Lenders (as defined in the Mexican Loan Agreement);

          (ii) to the extent requested by any New Lender, a Revolving Note, substantially in the form of Exhibit A attached hereto, executed by the Multicurrency Borrowers which shall evidence such New Lender's Revolving Loans; and

          (iii) replacement Notes, substantially in the form of Exhibits A-1 and A-2 attached hereto, shall be issued to each Revolving Lender and/or Swingline Lender who heretofore received a Note or Notes under the Credit Agreement, in each case in exchange for the Note or Notes previously received by such Revolving Lender or Swingline Lender.

     (b) Foreign Security Documents.


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
          (i) a duly executed counterpart of each Foreign Security Document, in form and substance satisfactory to the Administrative Agent, pledging one hundred percent of the Capital Stock and the assets of the New U.K. Borrower and Macaw Holdings and each notice to be served in the form set out in, and in connection with, such Foreign Security Documents;

          (ii) original share certificates or other certificates evidencing the Capital Stock pledged pursuant to the Foreign Security Documents, together with an undated share transfer form for each such certificate duly executed in blank by the registered owner thereof;

          (iii) each original promissory note pledged pursuant to the Foreign Security Documents, together with any necessary endorsements thereto;

          (iv) favorable results of (A) a search (including a search as to liens and winding up petitions) of the Companies House and (B) a Companies Court Search (or the equivalent under Applicable Law as in effect in any state or foreign jurisdiction in which any of its assets are located) in each case in form and substance reasonably satisfactory thereto with respect to each of Macaw Holdings and the New U.K. Borrower and any predecessor entities;

          (v) fully executed deeds of release, forms 403, payoff/comfort letters under any leases and other filings and recordations that are necessary to terminate any effective financing statements or fixture filings disclosed in such searches (other than any such financing statement or fixture filings in respect of Permitted Liens);

          (vi) (A) an original letter addressed to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, from the insurance broker that will be arranging the issuance of property and liability insurance coverage for Macaw Holdings and the New U.K. Borrower and their assets (which insurance coverage will be effective contemporaneously with the closing of the Macaw Acquisition), which letter shall confirm, among other things: (1) the terms and conditions of such insurance coverage, including the coverage limits and the major exclusions from coverage; (2) the adequacy and effectiveness of such insurance coverage; and (3) the interest of the Administrative Agent (as loss payee and co-insured) with respect to such insurance coverage or (B) such other documentation, in form and substance reasonably satisfactory to the Administrative Agent, evidencing each of the foregoing items (1), (2) and
     (3) of clause (A) of this Section 8(b)(vi); and

          (vii) any other documents, notations, recordings or instruments reasonably requested by the Administrative Agent in connection with the pledge of Collateral pursuant to the Foreign Security Documents applicable to Macaw Holdings and the New U.K. Borrower.

     (c) Officer's Compliance Certificate. An Officer's Compliance Certificate dated as of the date hereof certifying that no Default or Event of Default has occurred and is continuing (as of the date of the Macaw Acquisition and after giving effect thereto and any Extensions of


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
Credit made or to be made in connection with the Macaw Acquisition) and attaching such financial information as is necessary to demonstrate that the Canadian Borrower and its Subsidiaries are in pro forma compliance (as of the date of the Macaw Acquisition and after giving effect thereto and any Extensions of Credit made or to be made in connection with the Macaw Acquisition) with each of the covenants contained in the Credit Agreement.

     (d) Financial Projections. Financial projections with respect to the Canadian Borrower and its Subsidiaries (including, without limitation, Macaw Holdings and the New U.K. Borrower), in form reasonably satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements for the five-year period following the Macaw Acquisition.

     (e) Macaw Acquisition. Executed copies of the share purchase agreement (including all exhibits and schedules thereto) along with evidence of approval of the Macaw Acquisition by Macaw Holdings' board of directors. In addition, the Administrative Agent shall have completed, to its satisfaction, all legal due diligence with respect to the Macaw Acquisition, in scope and determination satisfactory to the Administrative Agent in its reasonable discretion.

     (f) Opinions of Counsel. Favorable opinions, each in form and substance satisfactory to the Administrative Agent, for each of the Borrowers and such other Credit Parties as may be mutually agreed upon by the Canadian Borrower and the Administrative Agent, of:

          (i) New York counsel to the Credit Parties regarding enforceability of this Agreement and such other matters as the Administrative Agent may reasonably request;

          (ii) United States counsel to the Credit Parties organized under the laws of the United States (or any state thereof) regarding the due authorization, execution and delivery of this Agreement, the transactions contemplated hereby and such other matters as the Administrative Agent may reasonably request;

          (iii) Canadian counsel to the Credit Parties organized under the laws of the Canada (or any province thereof) regarding the due authorization, execution and delivery of this Agreement, the transactions contemplated hereby and such other matters as the Administrative Agent may reasonably request;

          (iv) Mexican counsel to the Credit Parties organized under the laws of Mexico (or any political subdivision thereof) regarding the due authorization, execution and delivery of this Agreement, the transactions contemplated hereby and such other matters as the Administrative Agent may reasonably request;

          (v) United Kingdom counsel to the Credit Parties incorporated under the laws of the United Kingdom (or any political subdivision thereof) regarding the due authorization, execution and delivery of this Agreement, the Foreign Security Documents referred to in subsection (b) of this Section, the transactions contemplated hereby and such other matters as the Administrative Agent may reasonably request; and

          (vi) United Kingdom counsel to the Administrative Agent regarding the enforceability of the Foreign Security Documents referred to in subsection
     (b) of this


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     Section, the transactions contemplated hereby and such other matters as the
     Administrative Agent may reasonably request.

     (g) Certificates of a Responsible Officer of each Credit Party.

          (i) Macaw Holdings and the New U.K. Borrower. A certificate executed by a Responsible Officer of each of Macaw Holdings and the New U.K. Borrower, as applicable, on behalf of each of such entities, dated as of the Effective Date, certifying as to the incumbency and genuineness of the signature of each officer executing Revolving Loan Documents to which Macaw Holdings or the New U.K. Borrower, as applicable, is a party and certifying that attached thereto is a true, correct and complete copy of:

                    (A) the articles of incorporation (or equivalent documentation) of Macaw Holdings or the New U.K. Borrower, as applicable, and all amendments thereto (or amended and restated articles), certified as of a recent date as true and correct by a Responsible Officer of Macaw Holdings or the New U.K. Borrower, as applicable;

                    (B) the bylaws (or equivalent documentation) of Macaw Holdings or the New U.K. Borrower, as applicable, as in effect on the date hereof; and

                    (C) resolutions duly adopted by the board of directors (or equivalent governing body) of Macaw Holdings or the New U.K. Borrower, as applicable, authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which Macaw Holdings or the New U.K. Borrower, as applicable, is a party.

          (ii) Existing Credit Parties. A certificate executed by a Responsible Officer of each Credit Party (other than Macaw Holdings and the U.K. Borrower) on behalf of such Credit Party dated as of the Effective Date:

               (A) certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing the Loan Documents to which it is a party (or containing a representation that each authorized signatory provided in the certificate of secretary which was delivered to the Administrative Agent in connection with the Financing Agreements remains unchanged as of the Effective Date);

               (B) certifying that the articles of incorporation (or equivalent documentation) of such Credit Party and all amendments thereto and the bylaws (or equivalent documentation) of such Credit Party and all amendments thereto which were delivered to the Administrative Agent in connection with the Financing Agreements have not been repealed, revoked, rescinded or further amended in any respect and that each remains in full force and effect as of the Effective Date; and


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
               (C) certifying that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Credit Party authorizing the transactions contemplated by this Agreement.

     (h) Notice of Borrowing. Completed Notices of Borrowing executed by the Canadian Borrower, on behalf of the Original U.K. Borrower and the New U.K. Borrower, in each case in accordance with Section 2.3(a) of the Credit Agreement with respect to any Revolving Loans to be made on the Effective Date.

     (i) Corporate and Third Party Approvals. All material corporate and third party consents and approvals necessary in connection with the Transactions and the other Loan Documents and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any of the parties hereto or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could reasonably be expected to have such effect.

     (j) Repayments. The repayment in cash of all amounts required to be repaid pursuant to Section 4(c) of this Agreement.

     (k) Fees and Expenses. Reimbursement for all reasonable out-of-pocket fees and expenses incurred by the Administrative Agent in connection with this Agreement, including, without limitation, the fees and expenses referred to in
Section 10(c) of this Agreement, the Credit Agreement and the transactions contemplated hereby.

     (l) Other Documents or Instruments. Any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Agreement.

     9. Reaffirmation of Security Documents.

     (a) By its execution hereof, each of the Credit Parties hereby expressly
(i) consents to the modifications and amendments set forth in this Agreement,
(ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the applicable Guaranty Agreement, the Collateral Agreement, the Foreign Security Documents and the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the applicable Guaranty Agreement, the Collateral Agreement, the Foreign Security Documents and the other Loan Documents to which it is a party remain in full force and effect.

     (b) By its execution hereof, each of the Credit Parties hereby confirms that each of the Security Documents to which it is a party shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Agreement. In furtherance of the reaffirmations set forth in this Section 9, each of the Credit Parties hereby grants and assigns a security interest in all Collateral identified in any Security


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Document to which it is a party as collateral security for the Obligations and the Guaranteed Obligations (as defined in the applicable Guaranty Agreement).

     10. General Provisions.

     (a) Representations and Warranties.

          (i) By its execution hereof, each Credit Party (including, without limitation, Macaw Holdings and the New U.K. Borrower) hereby certifies that
     (A) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (after giving effect to this Agreement and the transactions contemplated hereby) is true and correct in all material respects as of the date hereof as if fully set forth herein, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date, (provided that any representation and warranty that is qualified by materiality or reference to Material Adverse Effect shall be true and correct in all respects) and (B) no Default or Event of Default has occurred and is continuing as of the date hereof or would result after giving effect to the transactions contemplated hereunder.

          (ii) By its execution hereof, each Credit Party (including, without limitation, Macaw Holdings and the New U.K. Borrower) hereby represents and warrants that it has the right, power and authority and has taken all necessary corporate and company action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

          (iii) By its execution hereof, each Credit Party (including, without limitation, Macaw Holdings and the New U.K. Borrower) hereby represents and warrants that this Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

          (iv) The Borrowers hereby represent and warrant that as of the date hereof (A) there are no claims or offsets against or defenses or counterclaims to the obligations of any of the Borrowers under the Credit Agreement or any other Loan Document and (B) the transactions contemplated and effectuated hereby are each in compliance with Applicable Law.

          (v) The Borrowers hereby confirm that, after giving effect to the Revolving Commitment Increase, the Secured Obligations under the Credit Agreement and the other Loan Documents are permitted by the Existing Subordinated Indebtedness (including the Existing Subordinated Note Indenture and any other agreement executed in connection therewith).

     (b) Limited Effect. Except as expressly provided herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (ii) to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein", and "hereof") and in any Loan Document to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as modified hereby.

     (c) Fees and Expenses.

          (i) The Borrowers hereby agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket fees and expenses incurred in connection with the preparation, negotiation and execution of this Agreement including, without limitation, the reasonable fees, disbursements and other charges of counsel to the Administrative Agent.

          (ii) The Borrowers hereby agree to pay or reimburse the Administrative Agent, for the account of the Administrative Agent, the Lenders and their Affiliates, all fees required to be paid pursuant to the fee letter agreement dated July 7, 2005 executed by the Borrowers and the Administrative Agent and/or certain of its Affiliates.

     (d) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

     (e) Governing Law. This Agreement, unless otherwise expressly set forth herein, shall be governed by, and construed in accordance with, the law of the State of New York, including Section 5-1401 and Section 5-1402 of the General Obligation Law of the State of New York, without reference to any other conflicts of law principles thereof.

     (f) Electronic Transmission. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

     11. Condition Subsequent. Prior to August 31, 2005, as such date may be extended by the Administrative Agent in its sole discretion, the Canadian Borrower agrees that it shall provide to the Administrative Agent (a) a copy of each of the insurance policies with respect to property and liability insurance coverage for Macaw Holdings and the New U.K. Borrower and their respective assets and (b) a copy of each endorsement to such insurance policies identifying the Administrative Agent as loss payee and/or co-insured with respect to such insurance coverage, in each case in form and substance reasonably satisfactory to the Administrative Agent.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                                         EXISTING BORROWERS:

                                         COTT CORPORATION, as Canadian Borrower
                                         and as Multicurrency Borrower Guarantor


                                         By: /s/ Mark Halperin
                                             -----------------------------------
                                             Name: Mark Halperin
                                             Title: Senior Vice President and
                                                    Secretary


                                         COTT BEVERAGES INC., as U.S. Borrower
                                         and as Multicurrency Borrower Guarantor


                                         By: /s/ Mark Halperin
                                             -----------------------------------
                                             Name: Mark Halperin
                                             Title: Senior Vice President and
                                                    Secretary


                                         COTT BEVERAGES LIMITED, as Original
                                         U.K. Borrower and as Multicurrency
                                         Borrower Guarantor


                                         By: /s/ Nicholas Whitley
                                             -----------------------------------
                                             Name: Nicholas Whitley
                                             Title: Director


                                         COTT EMBOTELLADORES DE MEXICO, S.A. DE
                                         C.V., as Mexican Borrower and Mexican
                                         Borrower Guarantor


                                         By: /s/ Mark Halperin
                                             -----------------------------------
                                             Name: Mark Halperin
                                             Title: Attorney-in-Fact

                           [Signature Pages Continue]

[First Amendment- Cott Corporation]

                                         NEW U.K. BORROWER AND MULTICURRENCY
                                         BORROWER GUARANTOR:

                                         MACAW (SOFT DRINKS) LIMITED, as New
                                         U.K. Borrower and Multicurrency
                                         Borrower Guarantor


                                         By: /s/ Andrew Murfin
                                             -----------------------------------
                                             Name: Andrew Murfin
                                             Title: Director

                           [Signature Pages Continue]

[First Amendment- Cott Corporation]

                                         EXISTING SUBSIDIARY GUARANTORS:

                                         804340 ONTARIO LIMITED
                                         2011438 ONTARIO LIMITED
                                         156775 CANADA INC.
                                         967979 ONTARIO LIMITED
                                         COTT REVELSTOKE LTD.
                                         COTT HOLDINGS INC.,
                                         as Subsidiary Guarantors


                                         By: /s/ Mark Halperin
                                             -----------------------------------
                                             Name: Mark Halperin
                                             Title: Senior Vice President and
                                                    Secretary


                                         COTT ATLANTIC COMPANY, as Subsidiary
                                         Guarantor


                                         By: /s/ Mark Halperin
                                             -----------------------------------
                                             Name: Mark Halperin
                                             Title: Senior Vice President and
                                                    Secretary

                           [Signature Pages Continue]

[First Amendment- Cott Corporation]

                                         COTT INVESTMENT L.L.C.
                                         COTT USA CORP.
                                         INTERIM BCB, LLC
                                         COTT BEVERAGES WYOMISSING INC.
                                         COTT VENDING INC.,
                                         as Subsidiary Guarantors


                                         By: /s/ Mark Halperin
                                             -----------------------------------
                                             Name: Mark Halperin
                                             Title: Senior Vice President and
                                                    Secretary


                                         CB NEVADA CAPITAL INC., as Subsidiary
                                         Guarantor


                                         By: /s/ Mark Benadiba
                                             -----------------------------------
                                             Name: Mark Benadiba
                                             Title: President


                                         COTT RETAIL BRANDS LIMITED, as
                                         Subsidiary Guarantor


                                         By: /s/ Nicholas Whitley
                                             -----------------------------------
                                             Name: Nicholas Whitley
                                             Title: Director


                                         COTT LIMITED, as Subsidiary Guarantor


                                         By: /s/ Nicholas Whitley
                                             -----------------------------------
                                             Name: Nicholas Whitley
                                             Title: Director

                           [Signature Pages Continue]

[First Amendment- Cott Corporation]

                                         COTT EUROPE TRADING LIMITED,
                                         as Subsidiary Guarantor


                                         By: /s/ Nicholas Whitley
                                             -----------------------------------
                                             Name: Nicholas Whitley
                                             Title: Director


                                         COTT PRIVATE LABEL LIMITED, as
                                         Subsidiary Guarantor


                                         By: /s/ Nicholas Whitley
                                             -----------------------------------
                                             Name: Nicholas Whitley
                                             Title: Director


                                         MEXICO BOTTLING SERVICES, S.A. DE C.V.
                                         AND SERVICIOS GERENCIALES DE MEXICO,
                                         S.A. DE C.V., as Subsidiary Guarantors


                                         By: /s/ Mark Halperin
                                             -----------------------------------
                                             Name: Mark Halperin
                                             Title: Attorney-in-Fact

                           [Signature Pages Continue]

[First Amendment- Cott Corporation]

                                         NEW SUBSIDIARY GUARANTOR:

                                         MACAW (HOLDINGS) LIMITED, as Macaw
                                         Holdings and Subsidiary Guarantor


                                         By: /s/ Andrew Murfin
                                             -----------------------------------
                                             Name: Andrew Murfin
                                             Title: Director

                           [Signature Pages Continue]

[First Amendment- Cott Corporation]

                                         AGENTS AND LENDERS:

                                         WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                         Administrative Agent, Security Trustee,
                                         U.S. Swingline Lender, Issuing Lender
                                         and Revolving Lender


                                         By: /s/ Jorge A. Gonzales
                                             -----------------------------------
                                             Name: Jorge A. Gonzales
                                             Title: Managing Director


                                         APPLICABLE DESIGNEES:

                                         FOR EXTENSIONS OF CREDIT TO THE
                                         CANADIAN BORROWER

                                         CONGRESS FINANCIAL CORPORATION (CANADA)


                                         By: /s/ Enza Agosta
                                             -----------------------------------
                                             Name: Enza Agosta
                                             Title: Vice President


                                         FOR EXTENSIONS OF CREDIT TO THE U.K.
                                         BORROWER

                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         LONDON BRANCH


                                         By: /s/ Jorge A. Gonzales
                                             -----------------------------------
                                             Name: Jorge A. Gonzales
                                             Title: Managing Director

[First Amendment- Cott Corporation]

                                         BANK OF MONTREAL, as Revolving Lender


                                         By: /s/ Sean P. Gallaway
                                             -----------------------------------
                                             Name: Sean P. Gallaway
                                             Title: Vice President


                                         APPLICABLE DESIGNEES:

                                         FOR EXTENSIONS OF CREDIT TO THE U.S.
                                         BORROWER

                                         BANK OF MONTREAL, CHICAGO BRANCH


                                         By: /s/ Bruce A. Pietka
                                             -----------------------------------
                                             Name: Bruce A. Pietka
                                             Title: Vice President


                                         FOR EXTENSIONS OF CREDIT TO THE U.K.
                                         BORROWER

                                         BANK OF MONTREAL, LONDON BRANCH


                                         By: /s/ Anthony Ebdon
                                             -----------------------------------
                                             Name: Anthony Ebdon
                                             Title: Director

[First Amendment- Cott Corporation]

                                         COOPERATIEVE CENTRALE
                                         RAIFFEISEN-BOERENLEENBANK B.A.,
                                         "RABOBANK INTERNATIONAL", NEW YORK
                                         BRANCH, as Revolving Lender


                                         By: /s/ Rebecca O. Morrow
                                             -----------------------------------
                                             Name: Rebecca O. Morrow
                                             Title: Executive Director


                                         By: /s/ Michelle S. Ruocco
                                             -----------------------------------
                                             Name: Michelle S. Ruocco
                                             Title: Vice President


                                         APPLICABLE DESIGNEES:

                                         FOR EXTENSIONS OF CREDIT TO THE
                                         CANADIAN BORROWER

                                         RABOBANK NEDERLAND, CANADIAN BRANCH


                                         By: /s/ Govert Verstralen
                                             -----------------------------------
                                             Name: Govert Verstralen
                                             Title: General Manager, Principal
                                                    Officer


                                         By: /s/ David L. Streeter
                                             -----------------------------------
                                             Name: David L. Streeter
                                             Title: Executive Director


                                         FOR EXTENSIONS OF CREDIT TO THE U.K.
                                         BORROWER

                                         COOPERATIEVE CENTRALE RAIFFEISEN-
                                         BOERENLEENBANK B.A., (RABOBANK
                                         INTERNATIONAL, LONDON BRANCH)


                                         By: /s/ A. Viney
                                             -----------------------------------
                                             Name: A. Viney
                                             Title: Relationship Manager


                                         By: /s/ B. Davies
                                             -----------------------------------
                                             Name: B. Davies
                                             Title:
                                                    ----------------------------

[First Amendment- Cott Corporation]

                                         JPMORGAN CHASE BANK, N.A., TORONTO
                                         BRANCH, as Revolving Lender


                                         By: /s/ Jeffrey Coleman
                                             -----------------------------------
                                             Name: Jeffrey Coleman
                                             Title: Vice President


                                         APPLICABLE DESIGNEES:

                                         FOR EXTENSIONS OF CREDIT TO THE U.S.
                                         BORROWER

                                         JPMORGAN CHASE BANK, N.A.


                                         By: /s/ Jeffrey Coleman
                                             -----------------------------------
                                             Name: Jeffrey Coleman
                                             Title: Vice President


                                         FOR EXTENSIONS OF CREDIT TO THE U.K.
                                         BORROWER

                                         JPMORGAN CHASE BANK, N.A., LONDON
                                         BRANCH


                                         By: /s/ Jeffrey Coleman
                                             -----------------------------------
                                             Name: Jeffrey Coleman
                                             Title: Vice President

[First Amendment- Cott Corporation]

                                         HSBC BANK CANADA, as Revolving Lender


                                         By: /s/ Jody Sanderson
                                             -----------------------------------
                                             Name: Jody Sanderson
                                             Title: Global Relationship Manager,
                                                    Director


                                         APPLICABLE DESIGNEES:

                                         FOR EXTENSIONS OF CREDIT TO THE U.S.
                                         BORROWER

                                         HSBC BANK USA, NATIONAL ASSOCIATION


                                         By: /s/ Johan Sorensson
                                             -----------------------------------
                                             Name: Johan Sorensson
                                             Title: Senior Vice President


                                         FOR EXTENSIONS OF CREDIT TO THE U.K.
                                         BORROWER

                                         HSBC BANK PLC, as an Applicable
                                         Designee and U.K. Swingline Lender


                                         By: /s/ James Steele
                                             -----------------------------------
                                             Name: James Steele
                                             Title: Associate

[First Amendment- Cott Corporation]

                                         HSBC MEXICO, S.A., INSTITUCION DE BANCA
                                         MULTIPLE, GRUPO FINANCIERO HSBC, as
                                         Mexican Agent and Mexican Lender


                                         By: /s/ Jorge Casas de la Torre
                                             -----------------------------------
                                             Name: Jorge Casa de la Torre
                                             Title: Chief Operating Officer,
                                                    Corporate and Institutional
                                                    Banking

[First Amendment- Cott Corporation]